SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 21, 2003

VERISITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Israel	000-32417	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2041 Landings Drive

Mountain View, California 94043

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (650) 934-6800

Item 12.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

12.1	Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Verisity Ltd. for the quarter ended March 31, 2003 and forward-looking statements relating to 2003 and the second quarter of 2003 as presented in a press release of April 21, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISITY LTD. (Registrant)

Date: April 21, 2003	By:	/S/ CHARLES ALVAREZ

Charles Alvarez Vice President of Finance and Administration, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Verisity Ltd. dated April 21, 2003.

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